UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2007

BONDS.COM GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51076	38-3649127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1515 S. Federal Highway
Suite 212
Boca Raton, FL 33432
 (Address of principal executive offices and Zip Code)

(561) 953-4353
 (Registrant’s telephone number, including area code)

IPORUSSIA, Inc.
936A Beachland Boulevard
Suite 13
Vero Beach, Florida 32963
 (Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKINGSTATEMENTS

This current report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance, including statements regarding our expectations, hopes, intentions or strategies regarding the future. You should not place undue reliance on forward-looking statements. All forward-looking statements included in this current report are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements. It is important to note that our actual results could differ materially from those in such forward-looking statements. Some of the factors that could cause results to differ materially from those in the forward-looking statements are set forth in the section “Risk Factors” beginning on page 5 of this current report.

The forward-looking statements included herein are necessarily based on various assumptions and estimates and are inherently subject to various risks and uncertainties, including risks and uncertainties relating to the possible invalidity of the underlying assumptions and estimates and possible changes or developments in economic, business, industry, market, legal and regulatory circumstances and conditions and actions taken or omitted to be taken by third parties, including customers, suppliers, business partners and competitors and legislative, judicial and other governmental authorities and officials. Assumptions related to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Any of such assumptions could be inaccurate.

EXPLANATORY NOTE

This current report is being filed in connection with a series of transactions consummated by the Company and certain related events and actions taken by the Company.

This current report responds to the following items on Form 8-K:

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 3.02 Unregistered Sales of Equity Securities.

Item 4.01 Changes in Registrant’s Certifying Accountant.

Item 5.01 Changes in Control of Registrant.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.06 Change in Shell Company Status.

Item 9.01 Financial Statements and Exhibits.

As used in this current report and unless otherwise indicated, the terms the “Company,” “we,” “us,” and “our” refer to Bonds.com Group, Inc. (f/k/a IPORUSSIA, Inc.) after giving effect to our acquisition of Bonds.com Holdings, Inc. and the related transactions described below, unless the context requires otherwise.

On December 18, 2007, we completed a 1 for 29.1069351 reverse split of the shares of our common stock, par value $0.0001 per share (the “Common Stock”) and also increased the number of authorized shares of our Common Stock from 100,000,000 shares to 150,000,000 shares. All references to our Common Stock in this current report give effect to these actions. On December 19, 2007, our shares of Common Stock, which are quoted on the OTC Bulletin Board, began trading under the new symbol “IRUA.OB,” as a result of the reverse split,

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger and Reorganization

On December 21, 2007, we entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Bonds.com Holdings, Inc., a Delaware corporation (“Holdings”), and Bonds.com Holdings Acquisition, Inc., a Delaware corporation and our wholly-owned subsidiary (“Merger Sub”), the terms of which provide for (1) the merger of Merger Sub with and into Holdings with Holdings being the survivor (the “Merger”); (2) the issuance by us to holders of Holdings’ securities of shares of our Common Stock, options to purchase shares of our Common Stock and warrants to purchase shares of our Common Stock; and (3) Holdings becoming our wholly-owned subsidiary.

More specifically, upon the consummation of the Merger:

●	in exchange for each share of Holdings common stock outstanding as of immediately prior to the consummation of the Merger we will issue to such Holdings stockholders (other than any stockholders that exercise their appraisal rights under Delaware law) 6.2676504 shares of our Common Stock, for an aggregate of 57,542,704 shares of our Common Stock;

●	in exchange for each Holdings option outstanding as of immediately prior to the consummation of the Merger we will issue to such Holdings option holders an option (“Options”) to purchase 6.2676504 shares of our Common Stock for each share of Holdings common stock issuable upon exercise of the Holdings options, resulting in the issuance of Options exercisable for an aggregate of 1,890,406 shares of our Common Stock, at a per share exercise price equal to the exercise price applicable to each such Holdings option divided by 6.2676504, and upon such other terms and conditions provided with respect to such Holdings options; and

●	in exchange for each Holdings warrant outstanding as of immediately prior to the consummation of the Merger we will issue to such Holdings warrant holders a warrant (“Warrants”) to purchase 6.2676504 shares of our Common Stock for each share of Holdings common stock issuable upon exercise of the Holdings warrants, resulting in the issuance of Warrants exercisable for an aggregate of 4,942,264 shares of our Common Stock, at a per share exercise price equal to the exercise price applicable to each such Holdings warrants divided by 6.2676504, and upon such other terms and conditions provided with respect to such Holdings warrants.

The Merger was approved by the written consent of our sole director on December 21, 2007 and was approved by the written consents of the sole director and sole stockholder of Merger Sub, respectively, on December 21, 2007. Additionally, the Merger also was approved by the unanimous written consent of the Board of Directors of Holdings on December 19, 2007 and was approved by the written consent of the holders of a majority of the outstanding shares of Holdings common stock on December 19, 2007. Notice, as required pursuant to Delaware law, was sent on December 20, 2007 to all of the holders of shares of Holdings common stock, and each of such stockholders are entitled to a period of 20 days, through January 9, 2008, to exercise their appraisal rights to be paid the fair value for their shares in lieu of participating in the Merger.

Pursuant to the Merger Agreement, the Company and Holdings made representations and warranties to each other, in each case, regarding their respective businesses, operations and affairs. These representations and warranties terminated upon the closing of the Merger.

As a result of the Merger, we experienced a change in control and ceased being a shell company.

The foregoing description of the Merger Agreement is only a summary and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit 2.1 to our Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on December 28, 2007 (File No. 333-148398) (the “SB-2 Registration Statement”) and is incorporated herein by reference.

Additionally, pursuant to the Merger Agreement, the Company and Holdings made certain other agreements which survived the closing of the Merger. The following is a summary of those agreements.

Registration Rights

On December 21, 2007, the closing date of the Merger (the “Closing Date”), the Company entered into a registration rights agreement with three of our principal stockholders immediately prior to the Merger. In addition, we agreed to assume the obligations relating to registration rights granted to (i) certain stockholders of Holdings, with respect to their shares of our Common Stock issuable to them in connection with the Merger and (ii) certain warrant holders of Holdings, with respect to shares of our Common Stock issuable to them upon exercise of the warrants issuable to them in connection with the Merger. Furthermore, we assumed from Holdings the obligations relating to registration rights granted to four former employees of Holdings, with respect to shares of our Common Stock issuable to them in connection with the Merger. These registration rights apply to a total of 12,027,286 shares of our Common Stock and 4,942,264 shares of our Common Stock issuable upon the exercise of Warrants.

A full description of the terms of these registration rights is set forth in the SB-2 Registration Statement and is incorporated herein by reference. Additionally, the applicable Registration Rights Agreements are attached as Exhibits 10.3 and 10.4 to the SB-2 Registration Statement and also are incorporated herein by reference.

Lock-up Agreements

On the Closing Date, we also entered into Lock-up Agreements with Messrs. John Barry III and John J. Barry IV, who, in the aggregate, own greater than 50% of the issued outstanding shares of our Common Stock. Pursuant to these Lock-up Agreements, subject to some limited exceptions, each has agreed not to transfer his shares of Common Stock until December 21, 2008; provided, however, that beginning on June 21, 2008 John Barry III is permitted to transfer such number of his shares of Common Stock, during each 90-day period, as shall be equal to 1% of the issued outstanding shares of Common Stock of the Company, subject to any restrictions on transfer imposed under applicable federal and/or state securities laws.

A full description of the Lock-up Agreements is set forth in the SB-2 Registration Statement and is incorporated herein by reference. Additionally, the Lock-up Agreements are attached as Exhibits 10.5 and 10.6 to the SB-2 Registration Statement and also are incorporated herein by reference.

Merger and Name Change

On December 21, 2007, after the closing of the Merger, we filed a Certificate of Ownership and Merger, pursuant to which Bonds.com Group, Inc., our wholly-owned subsidiary, was merged with and into the Company and pursuant to which we changed our name to Bonds.com Group, Inc. The Certificate of Ownership and Merger is attached as Exhibit 3.3 to the SB-2 Registration Statement and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Consummation of Merger and Payment of Merger Consideration

As a result of the Merger described in Item 1.01 above, we acquired all of the capital stock of Holdings and ceased being a shell company on December 21, 2007. Reference is made to the description of the Merger provided in Item 1.01 above under “Agreement and Plan of Merger and Reorganization,” which description is incorporated herein by reference.

Beneficial Ownership of our Common Stock after the Merger

On the Closing Date and after giving effect to our issuance of Common Stock, Options and Warrants in exchange for all of the outstanding securities of Holdings (giving effect to the exchange of all outstanding options and warrants of Holdings, and assuming that none of the holders of shares of Holdings common stock exercise their appraisal rights under Delaware law) the beneficial ownership of our Common Stock was as follows:

●	The persons who exchanged their securities of Holdings in connection with the Merger acquired an aggregate beneficial ownership of approximately 95% of our issued and outstanding shares of Common Stock, on a fully-diluted basis giving effect to the exercise of all Options and Warrants; and

●	Persons beneficially owning 100% of our shares of Common Stock immediately prior to the consummation of the Merger were reduced to an aggregate beneficial ownership of approximately 5% of our issued and outstanding shares of Common Stock, on a fully-diluted basis giving effect to the exercise of all Options and Warrants.

A discussion of beneficial ownership of our directors, officers and principal stockholders is set forth in the SB-2 Registration Statement and is incorporated herein by reference.

Change in the Majority of the Directors Serving on our Board

On December 12, 2007, we filed an information statement with the SEC, pursuant to Rule 14f-1 of the Securities Exchange Act of 1934 (“Rule 14f-1”), which was mailed to all of the Company’s stockholders on December 11, 2007, notifying our stockholders of a change in the majority of our directors serving on the Board. Reference is made to Item 5.02 below beginning on page 8 for a more detailed discussion, which is incorporated herein by reference. Pursuant to Rule 14f-1, we are not permitted to change the majority of the directors serving on our Board, without a stockholder vote, unless we mail the notice described above to all of our stockholders and file such notice with the SEC. Rule 14f-1 also requires that we wait at least 10 days from the later of the date we file or mail such notice to change the majority of the directors on our Board. Therefore, immediately after the closing of the Merger, our sole director authorized an increase in the number of directors serving on the Board to two directors and appointed John J. Barry IV as an additional director of the Company. On December 22, 2007, the tenth day after filing the notice required under Rule 14f-1, our directors appointed the additional three directors of Holdings to our Board of Directors. Information on each of the directors currently serving on the Board of Directors is set forth in the SB-2 Registration Statement and is incorporated herein by reference.

Indemnification Agreements

The Company has entered or expects to enter into customary indemnification agreements with its officers and directors. Our certificate of incorporation also provides indemnities to our officers and directors. Additionally, pursuant to the terms of the Merger Agreement, we have agreed to continue to indemnify Kevin R. Keating, our sole director prior to the Closing Date, as provided therein.

Additional Information

The following information is being provided with respect to the Company after giving effect to the Merger pursuant to the requirements of Items 2.01, 5.01 and 5.06 of Form 8-K and Form 10-SB. The following information includes, among other things, a description of the acquired business as required by Item 2.01 of Form 8-K, which description is incorporated herein by reference.

FORM 10-SB INFORMATION

DESCRIPTION OF OUR BUSINESS

The information required to be provided herein is set forth in “Business” in the SB-2 Registration Statement and is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS
OR PLAN OF OPERATION

The information required to be provided herein is set forth in “Plan of Operation” in the SB-2 Registration Statement and is incorporated herein by reference.

RISK FACTORS

The information required to be provided herein is set forth in “Risk Factors” in the SB-2 Registration Statement and is incorporated herein by Reference.

DESCRIPTION OF PROPERTY

The information required to be provided herein is set forth in “Business” in the SB-2 Registration Statement and is incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The information required to be provided herein is set forth in “Security Ownership of Certain Beneficial Owners and Management” in the SB-2 Registration Statement and is incorporated herein by reference.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The information required to be provided herein is set forth in “Management” in the SB-2 Registration Statement and is incorporated herein by reference.

COMPENSATION DISCUSSION AND ANALYSIS

The information required to be provided herein is set forth in “Executive Compensation” in the SB-2 Registration Statement and is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The information required to be provided herein is set forth in “Certain Relationships and Related Transactions” in the SB-2 Registration Statement and is incorporated herein by reference.

DESCRIPTION OF SECURITIES

The information required to be provided herein is set forth in “Description of Securities” in the SB-2 Registration Statement and is incorporated herein by reference.

MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The information required to be provided herein is set forth in “Market for Common Equity and Related Stockholder Matters” in the SB-2 Registration Statement and is incorporated herein by reference.

LEGAL PROCEEDINGS

The information required to be provided herein is set forth in “Business” in the SB-2 Registration Statement and is incorporated herein by reference.

RECENT SALES OF UNREGISTERED SECURITIES

The information required to be provided herein is set forth in “Recent Sales of Unregistered Securities” in Part II of the SB-2 Registration Statement and is incorporated herein by reference.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The information required to be provided herein is set forth in “Indemnification of Directors and Officers” in Part II of the SB-2 Registration Statement and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure under “Recent Sales of Unregistered Securities” in Item 2.01 of this current report, which disclosure is incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant.

Reference is made to Item 4.01 of the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission (the “SEC”) on July 19, 2007 and incorporated herein by reference, in which the Company disclosed that on July 17, 2007, Aaron Stein, CPA resigned as the Company’s independent registered public accounting firm and the Company engaged Comiskey & Company, P.C. (“Comiskey”) as its new independent registered public accounting firm.

On December 21, 2007 Comiskey resigned as the Company’s independent registered public accounting firm and the Company engaged Daszkal Bolton LLP (“Daszkal Bolton”) as its new independent registered public accounting firm. Pursuant to Item 304(a) of Regulation S-B under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, the Company reports as follows:

(a) Previous independent registered public accounting firm:

(i) Comiskey resigned as the Company’s independent registered public accounting firm effective on December 21, 2007.

(ii) In connection with its reviews of the Company’s unaudited financial statements for the three and six months ended June 30, 2007 and the three and nine months ended September 30, 2007 (the only periods during which Comiskey was engaged), there were no disagreements with Comiskey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Comiskey, would have caused them to make reference thereto in a review report on the unaudited financial statements.

(iii) The Company’s Board of Directors has accepted the resignation of Comiskey and has approved the engagement of Daszkal Bolton.

The Company requested that Comiskey furnish it with a letter addressed to the SEC stating whether or not it agrees with the Company’s statements in this Item 4.01. A copy of the letter furnished by Comiskey in response to this request, dated December 21, 2007, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

The Company has engaged Daszkal Bolton as its new independent registered public accounting firm, effective as of December 21, 2007, to replace Comiskey. During the two most recent fiscal years and through September 30, 2007, the Company has not consulted with Daszkal Bolton on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions in Item 304 of Regulation S-B, or a reportable event, as that term is defined in Item 304 of Regulation S-B.

Item 5.01 Changes in Control of Registrant.

As a result of the Merger, the Company experienced a change in control, with the former stockholders of Holdings acquiring control of the Company. Additionally, as a result of the Merger, the Company ceased being a shell company. Reference is made to the disclosures set forth under “Agreement and Plan of Merger and Reorganization” in Item 1.01 of this current report and the disclosures set forth in Item 2.01 of this current report, which disclosures are incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 21, 2007, in connection with the Merger, John J. Barry IV, was appointed to the Company’s Board of Directors. At such time, Kevin R. Keating resigned from his positions as Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer. Mr. Keating’s resignation from these positions was in connection with the consummation of the Merger and did not relate to any disagreement with the Company.

Additionally, on December 21, 2007, the Board of Directors appointed the following persons to the following positions with the Company:

Name	Position

John J. Barry IV	President, Chief Executive Officer and Chairman

William M. Bass	Executive Vice President and Secretary

On December 22, 2007, in connection with the Merger, William M. Bass, John Barry III and Christopher Moody were appointed to the Company’s Board of Directors.

On December 26, 2007, the Board of Directors appointed the following person to the following position with the Company:

Name	Position

Christopher Loughlin	Chief Operating Officer

Reference is made to the disclosures under “Directors and Executive Officers,” “Executive Compensation” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report, which disclosures are incorporated herein by reference.

Item 5.06
Change in Shell Company Status.

Pursuant to the Merger disclosed in Items 1.01 and 2.01 of this current report, the Company ceased being a shell company as of December 21, 2007. Reference is made to the disclosures set forth under “Agreement and Plan of Merger and Reorganization” in Item 1.01 and the disclosures set forth in Item 2.01 of this current report, which disclosures are incorporated herein by reference.

Item 9.01
Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Audited consolidated financial statements for Holdings and its subsidiaries for (i) the nine months ended September 30, 2007; (ii) the twelve months ended December 31, 2006; (iii) the period from October 18, 2005 (Inception) to December 31, 2005; and (iv) the period from Inception to September 30, 2007 are included in the SB-2 Registration Statement and incorporated herein by reference.

(b) Pro Forma Financial Information

The pro forma financial information required pursuant to Article 11 or Regulation S-X is included in the SB-2 Registration Statement and incorporated herein by reference.

(c) Exhibits

Exhibit	Description

2.1	Agreement and Plan of Merger and Reorganization by and among IPORUSSIA, Inc., Bonds.com Holdings Acquisition, Inc. and Bonds.com Holdings, Inc., dated December 21, 2007 (1)

2.2
Stock Purchase Agreement dated as of August 21, 2007 among Bonds.com Holdings, Inc. and Hanover Capital Partners 2, Ltd., and with respect to Article IV, Hanover Capital Mortgage Holdings, Inc., relating to the purchase and sale of all of the capital stock of Pedestal Capital Markets, Inc. (1)

3.1	Certificate of Incorporation of IPORUSSIA, INC., as filed with the Secretary of State of Delaware on April 1, 2002 (2)

3.2	Certificate of Amendment of Certificate of Incorporation before payment of capital, as filed with the Secretary of State of the State of Delaware on April 1, 2002 (2)

3.3	Certificate of Ownership and Merger filed with the Secretary of Delaware on December 21, 2007 (1)

3.4	By-laws (2)

4.1	Specimen Common Stock Certificate (3)

Exhibit	Description

4.2	Form of Warrant (1)

4.3	Form of Placement Agent Warrant (3)

4.4	Bonds.com Group Inc. 2006 Equity Plan (1)

4.5	Stock Option Agreement between Bonds.com Holdings, Inc. (f/k/a Bonds Financial, Inc.) and William M. Bass dated as of February 1, 2007 (1)

4.6	Form of 12% Promissory Note (1)

4.7	Form of Investment Agreement between Bond.com Holdings, Inc. and each of the investors in the October 2007 Offering (1)

4.8	Promissory Note issued to Keating Investments, LLC dated December 21, 2007 (1)

10.1	Employment Agreement among Bonds.com Holdings, Inc. (f/k/a Bonds Financial, Inc.), Bonds.com, Inc. and William M. Bass dated as of February 1, 2007 (1)

10.2	Placement Agent Agreement dated October 5, 2007 between Bonds.com Holdings, Inc. and Keating Securities, LLC (1)

10.3	Registration Rights Agreement dated as of October 19, 2007 by and among Bonds.com Holdings, Inc. and each of the investors in the October 2007 Offering (1)

10.4	Registration Rights Agreement dated as of December 21, 2007, by and among IPORUSSIA, Inc., KI Equity Partners VI, LLC , Kevin R. Keating (“Keating”) and Garisch Financial, Inc. (1)

10.5	Lock-Up Agreement dated as of December 21, 2007, by and between IPORUSSIA, Inc. and John J. Barry IV (1)

10.6	Lock-Up Agreement dated as of December 21, 2007, by and between IPORUSSIA, Inc. and John Barry III (1)

10.7	Contribution Agreement (Domain Name Bonds.com) (1)

Exhibit	Description

10.8	Software License Agreement dated as of August 16, 2006 between Decision Software, Inc. and Bonds.com Holdings, Inc. (f/k/a Bonds Financial, Inc.)* (1)

10.9	License Agreement dated as of February 19, 2007 between Valubond Securities, Inc. and Bonds.com Holdings, Inc. (f/k/a Bonds Financial, Inc.)* (1)

10.10	Agreement entered into as of September 11, 2006 between Radianz Americas, Inc. and Bonds.com Holdings, Inc. (f/k/a Bonds Financial, Inc.) (1)

10.11	Office Lease Agreement dated as of October 1, 2007 by and between 1515 Associates, Ltd. and Bonds.com Holdings, Inc. (Boca Raton, FL Lease) (1)

10.12	Office Lease Agreement dated as of October 10, 2007 by and between Executive Support Services, Inc. and Bonds.com Inc. (Naples, FL Lease - Suite #9) (1)

10.13	Office Lease Agreement dated as of November 13, 2007 by and between Executive Support Services, Inc. and Bonds.com Inc. (Naples, FL Lease - Suite #8) (1)

10.14	Office Lease Agreement dated as of November 13, 2007 by and between Executive Support Services, Inc. and Bonds.com Inc. (Naples, FL Lease - Suite #4) (1)

10.15	Lease Agreement dated as of September 18, 2006 by and between 100 North Washington, LLC and Bonds.com Holdings, Inc. (f/k/a Bonds Financial, Inc.) (Sarasota, FL Lease) (1)

10.16	Release Agreement by and between IPORUSSIA, INC. and Vladimir Kuznetsov dated March 22, 2007 (4)

10.17	Release Agreement by and between IPORUSSIA, INC. and the Estate of Leonard W. Suroff dated March 22, 2007 (4)

10.18	Release Agreement by and between IPORUSSIA, INC. and Richard Bernstein dated March 22, 2007 (4)

10.19	Indemnity Agreement by and among IPORUSSIA, INC., Vladimir Kuznetsov, Mark R. Suroff and Richard Bernstein dated March 22, 2007 (4)

10.20	Management Agreement by and between IPORUSSIA, INC. and Vero Management, L.L.C. dated March 26, 2007 (5)

Exhibit	Description

10.21	Consulting Agreement dated as of December 21, 2007 between After Market Support, LLC and Bonds.com Holdings, Inc. (1)

16.1	Letter on Change of Certifying Accountant from Comiskey & Company dated December 21, 2007 **

99.1	Press Release, issued December 21, 2007, announcing Private Placement Financing and Merger **

_________________

*Confidential treatment requested with respect to portions of this document

**Filed herewith

(1)	Incorporated by reference from the Company’s Registration Statement on Form SB-2 filed with the SEC on December 28, 2007 (File No. 333-148398) (the “December 2007 SB-2”)

(2)	Incorporated by reference from the Company's Registration Statement on Form SB-2 filed with the SEC on August 16, 2002 (File No. 333-98247)

(3)	To be filed by amendment to the December 2007 SB-2

(4)	Incorporated by reference from the Company’s Current Report on Form 8-K filed with the SEC on March 26, 2007 (File No. 000-51076)

(5)	Incorporated by reference from the Company’s Current Report on Form 8-K filed with the SEC on March 27, 2007 (File No. 000-51076)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2007

BONDS.COM GROUP, INC.

	By:	/s/ John J. Barry IV
John J. Barry IV
Chief Executive Officer